                                                                     EXHIBIT 4.1

   TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY


  THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.                        COMMON UNITS

                       [LOGO OF ENTERPRISE APPEARS HERE]
                                  ENTERPRISE

                      CERTIFICATE EVIDENCING COMMON UNITS
                    REPRESENTING LIMITED PARTNER INTERESTS

                       ENTERPRISE PRODUCTS PARTNERS L.P.
                                                               CUSIP 293792 10 7

     In accordance with Section 4.1 of the Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Enterprise Products Partners L.P., a Delaware limited partnership (the "Partnership").

hereby certifies that



(the "Holder") is the registered owner of                         COMMON UNITS

representing limited partner interests in the Partnership (the "Common Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 2727 North Loop West, Houston, Texas 77008. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

     The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

     This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

                                        ENTERPRISE PRODUCTS PARTNERS L.P.
Dated:                                  By: Enterprise Products GP, LLC,
                                                its general partner


                                        /s/ O.S. Andras
                                        ---------------------------------
                                        President and Chief Executive Officer


                                        /s/ Michael R. Johnson
                                        ---------------------------------
                                        Secretary

Countersigned and Registered by:
  ChaseMellon Shareholder Services, L.L.C.
    as Transfer Agent and Registrar

By:
                Authorized Signature

                                                           ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:
TEN COM   - as tenants in common                                                      UNIF GIFT MIN ACT   - ______CUSTODIAN_______
TEN ENT   - as tenants by the entireties                                                                    (Cust)         (Minor)
JT TEN    - as joint tenants with right of                                                             under Uniform Gifts to Minors
            survivorship and not as tenants                                                            Act__________________________
            in common                                                                                             (State)

                             Additional abbreviations, though not in the above list, may also be used.

                                                    ASSIGNMENT OF COMMON UNITS
                                                                IN
                                                 ENTERPRISE PRODUCTS PARTNERS L.P.
                                       IMPORTANT NOTICE REGARDING INVESTOR RESPONSIBILITIES
                                  DUE TO TAX SHELTER STATUS OF ENTERPRISE PRODUCTS PARTNERS L.P.
     You have acquired an interest in ENTERPRISE PRODUCTS PARTNERS L.P., 2727 North Loop West, Houston, Texas whose taxpayer identification number is 76-0588219. The Internal Revenue Service has issued ENTERPRISE PRODUCTS PARTNERS L.P. the following tax shelter registration number:
     YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX
BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ENTERPRISE PRODUCTS PARTNERS L.P.
     You must report the registration number as well as the name and taxpayer identification number of ENTERPRISE PRODUCTS PARTNERS
L.P. on Form 8271. Form 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR
REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ENTERPRISE PRODUCTS PARTNERS L.P.
     If you transfer your interest in ENTERPRISE PRODUCTS PARTNERS L.P. to another person, you are required by the Internal Revenue
Service to keep a list containing (a) that person's name, address and taxpayer identification number, (b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of ENTERPRISE PRODUCTS PARTNERS L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of the notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the
Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.
     ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED,
EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.

     FOR VALUE RECEIVED, ______________________________ hereby assigns, conveys, sells and transfers unto __________________________

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
 |                                    |
 |____________________________________|_________________________________________________________________________________________
                                     (Please print or typewrite name and address of Assignee)

 ______________________Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership
Agreement, and does hereby irrevocably constitute and appoint _____________________________________________________________________
as its attorney-in-fact with full power of substitution to transfer the same on the books of ENTERPRISE PRODUCTS PARTNERS L.P.

Date:_________________________________________________                 NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF THE NATIONAL       _____________________________________________________________
ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK                               (Signature)
OR TRUST COMPANY

SIGNATURE(S) GUARANTEED                                                _____________________________________________________________
                                                                                              (Signature)

     No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common
Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

                                         ________________________________________________
                                             APPLICATION FOR TRANSFER OF COMMON UNITS

     The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.
     The Assignee(s) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of ENTERPRISE PRODUCTS PARTNERS L.P. (the "Partnership"), as
amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c)
appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the
Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership
Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement,
(d) gives the power of attorney provided for in the Partnership Agreement and (e) makes the waiver and gives the consents and approvals contained in the Partnership Agreement. Capitalized items not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:________________________________________________________
_____________________________________________________________       ________________________________________________________________
   Social Security or other identifying number of Assignee                                 Signature of Assignee
_____________________________________________________________       ________________________________________________________________
        Purchase Price including commission, if any                                     Name and Address of Assignee

Type of Entity (check one):
   [_] Individual            [_] Partnership           [_] Corporation
   [_] Trust                 [_] Other (specify)_______________

Nationality (check one):
   [_] U.S. Citizen, Resident or Domestic Entity
   [_] Foreign Corporation   [_] Non-resident Alien

     If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.
     Under Section 1445(a) of the Internal Revenue Code of 1989, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person.
To inform the Partnership that no withholding is required with respect to the undersigned Interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the Interestholder).
Complete Either A or B:
A. Individual Interestholder
     1. I am not a non-resident alien for purposes of U.S. income taxation.
     2. My U.S. taxpayer identification number (Social Security Number) is ________________________________________________________.
     3. My home address is ________________________________________________________________________________________________________.
     4. My taxable year ends on December 31st.
B. Partnership, Corporation or Other interestholder
     1. __________________________________________________________________________________________________________ is not a foreign
                                                (Name of Interestholder)
        corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury
        Regulations).
     2. The Interestholder's U.S. employer identification number is _______________________________________________________________.
     3. The Interestholder's office address and place of incorporation (if applicable) is _________________________________________.
     4. The Interestholder's taxable year ends on December 31st.
     The Interestholder agrees to notify the Partnership within sixty (60) days of the date the Interestholder becomes a foreign person.
     The Interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and
that any false statement contained herein could be punishable by fine, imprisonment or both.
     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

                      _______________________________________________________________________________________
                                                     Name of Interestholder
                      _______________________________________________________________________________________
                                                      Signature and Date
                      _______________________________________________________________________________________
                                                     Title (if applicable)

     Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee's knowledge.
________________________________________________________________   _________________________________________________________________
                   AMERICAN BANKNOTE COMPANY                               Production Coordinator Belinda Beck 215-880-2155
                     580 BLAIR MILL ROAD                                                 PROOF OF JUNE 25, 1998
                      HORSHAM, PA 18044                                                         ENTERPRISE
                        215-857-3480                                                             H 57473bk
________________________________________________________________   _________________________________________________________________
  SALES PERSON:              MIKE GARRETT 214-823-2700               Opr.              hj                             NEW
________________________________________________________________   _________________________________________________________________
           /Net Banknote/home57/ENTERPRISE57473                                           /net/banknote/home57/H
________________________________________________________________   _________________________________________________________________